Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (98.1%)
Consumer Discretionary (11.9%)
TJX Cos. Inc.	341,299	32,393
McDonald's Corp.	86,988	25,463
NIKE Inc. Class B	180,739	18,350
		76,206
Consumer Staples (13.3%)
Procter & Gamble Co.	164,681	25,878
PepsiCo Inc.	152,346	25,675
Colgate-Palmolive Co.	273,988	23,070
Coca-Cola Co.	183,454	10,913
		85,536
Financials (17.9%)
Visa Inc. Class A	114,239	31,217
American Express Co.	150,591	30,230
Chubb Ltd.	111,557	27,332
Marsh & McLennan Cos. Inc.	132,235	25,632
		114,411
Health Care (20.0%)
Danaher Corp.	134,589	32,289
UnitedHealth Group Inc.	61,684	31,566
Stryker Corp.	78,677	26,395
Johnson & Johnson	136,866	21,748
Medtronic plc	181,892	15,923
		127,921
Industrials (12.7%)
Northrop Grumman Corp.	69,949	31,250
Honeywell International Inc.	131,874	26,673
Union Pacific Corp.	52,630	12,838
Lockheed Martin Corp.	24,037	10,322
		81,083
Information Technology (13.6%)
Microsoft Corp.	84,378	33,547
Accenture plc Class A	75,492	27,470
Texas Instruments Inc.	162,360	25,997
		87,014
Materials (4.1%)
Linde plc	65,701	26,598

			Shares	Market Value ($000)
Real Estate (4.6%)
	American Tower Corp.		149,570	29,263
Total Common Stocks (Cost $567,042)				628,032
		Coupon
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[1]	Vanguard Market Liquidity Fund (Cost $14,126)	5.410%	141,295	14,128
Total Investments (100.3%) (Cost $581,168)				642,160
Other Assets and Liabilities—Net (-0.3%)				(2,177)
Net Assets (100%)				639,983
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2024, 100% of the market value of the fund's investments was determined based on Level 1 inputs.